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                                 UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 14, 2000

                               HEALTHCENTRAL.COM
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     DELAWARE                     000-27567                     94-3250851
------------------       --------------------------       ---------------------
 (Jurisdiction of         (Commission file number)         (I.R.S. Employer
   incorporation)                                          Identification No.)


                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA  94608
      ------------------------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500


                                Not Applicable
            ------------------------------------------------------
            (Former name or address, if changed since last report)


ITEM 5.  OTHER EVENTS

  On November 14, 2000, the Board of Directors of HealthCentral.com (the "Company") received notice of Robert M. Haft's resignation from the Company's Board of Directors.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


Date:  November 16, 2000               HealthCentral.com


                                       /s/  C. Fred Toney
                                       --------------------------------------
                                       C. Fred Toney
                                       Chief Financial Officer

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